Exhibit (h)(2)(i)

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA INCOME SHARES, INC.

TRANSAMERICA PARTNERS FUNDS GROUP

TRANSAMERICA PARTNERS FUNDS GROUP II

AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT

THIS AMENDMENT is made as of February 1, 2012, to the Administrative Services Agreement dated as of July 15, 2010, as amended, between Transamerica Funds, a Delaware statutory trust, Transamerica Series Trust, a Delaware statutory trust (“TST”), Transamerica Income Shares, Inc., a Maryland corporation, Transamerica Partners Funds Group, a Massachusetts business trust (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), a Massachusetts business trust (each of the foregoing entities, a “Fund”), and Transamerica Fund Services, Inc. (“TFS”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached amended and restated Schedule A.

In all other respects, the Administrative Services Agreement dated as of July 15, 2010, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed effective as of the applicable date indicated on the attached amended and restated Schedule A.

TRANSAMERICA FUNDS

By:	/s/ Dennis P. Gallagher
Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA SERIES TRUST

By:	/s/ Dennis P. Gallagher
Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA INCOME SHARES, INC.

By:	/s/ Dennis P. Gallagher
Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS FUNDS GROUP

By:	/s/ Dennis P. Gallagher
Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS FUNDS GROUP II

By:	/s/ Dennis P. Gallagher
Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

TRANSAMERICA FUND SERVICES, INC.

By:	/s/ Brenda L. Smith
Name:	Brenda L. Smith
Title:	Senior Vice President